NOVEMBER 27, 2019

SUPPLEMENT TO

HARTFORD MULTIFACTOR FUNDS COMBINED STATEMENT OF ADDITIONAL INFORMATION

(THE HARTFORD MUTUAL FUNDS II, INC.)

DATED JUNE 1, 2019, AS SUPPLEMENTED AUGUST 8, 2019

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.	Mr. Phillip O. Peterson, who has served as a member of the Board of Directors of The Hartford Mutual Funds II, Inc. since 2000, is retiring in December 2019.

2.	Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS,” the following is added to the end of the section:

Effective January 1, 2020, the fund accounting agreement with respect to each Fund will be modified to reflect a new fee structure. Under this revised fee structure, HFMC will be entitled to receive the following fee with respect to each Fund: the sub-accounting fee payable by HFMC to State Street Bank and Trust Company plus the amount of expenses that HFMC allocates for providing the fund accounting services.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.